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                                                                    EXHIBIT 10.2

                             EIGHTH AMENDMENT TO THE
                             STERLING CHEMICALS, INC.
                              AMENDED AND RESTATED
                        SALARIED EMPLOYEES' PENSION PLAN

         WHEREAS, Sterling Chemicals, Inc. (the "Corporation") currently maintains its Amended and Restated Salaried Employees' Pension Plan (as amended, the "Existing Plan");

         WHEREAS, Section 15.1 reserves to the Corporation the right to amend the Existing Plan; and

         WHEREAS, the Corporation desires to amend the Existing Plan to fully vest certain participants who will be transferred to an unrelated third party;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         Section 1. Amendment of Section 2.2 of the Existing Plan. Section 2.2 of the Existing Plan is amended to add the following paragraph at the end:

         "Notwithstanding the vesting schedule stated in this Section 2.2, the accrued benefit of each employee who is active on the payroll of Sterling Fibers, Inc., Sterling Pulp Chemicals US, Inc., or Sterling Pulp Chemicals, Inc. (collectively, the "Subsidiaries"), on the date in December 2002 that the Subsidiaries are sold to an unrelated third party, shall be fully vested as of the sale date."

         IN WITNESS WHEREOF, the Corporation has executed this instrument this ______ day of ___________, 2002.

                                        STERLING CHEMICALS, INC.

                                        _______________________________________
                                        David G. Elkins, President and Co-Chief
                                              Executive Officer

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